Baird Industrial Conference November 9, 2005 Baird Industrial Conference November 9, 2005 Exhibit 99.1

Yellow Roadway is a global transportation services company
focused on large shipments
We offer our clients expansive resources:
70,000 employees
Over 1,000 locations worldwide
Nearly 27,000 trucks
Nearly 90,000 trailers
Over 600 technology professionals
All dedicated to the Yellow Roadway core
purpose:
Making global commerce work by
connecting people, places and information

3 Ranked #1 in our industry 3 years in a row by Fortune Magazine Named to Forbes Platinum 400 List of America’s Best Big Companies Independent Recognition

Strategic Actions
April 2002 Follow-on equity offering
(net proceeds of $94 million)
September 2002 Spin-off of SCS Transportation
(operating companies of Saia and Jevic)
December 2003 Acquisition of Roadway Corporation
($1.1 billion, 50% cash / 50% stock)
May  2005 Acquisition of USF Corporation
($1.5 billion, 65% cash / 35% stock)
September 2005 Finalized China-Based Freight
Forwarding Joint Venture

5 Service Portfolio Comprehensive next-day nationwide Extensive national networks Truckload Logistics capabilities Next Day 29% 2 Days 29% 4+ Days 20% 3 Days 22% Based on actual shipments delivered

Combined Synergies from Roadway and USF Acquisitions
$50
$158
$300
$410
$450
2004A 2005E 2006E 2007E 2008E
Calendar Year Benefit
(in millions)
Full synergy benefit of $450 million equals about $4.50 of earnings per share
We expect to exit 2005 with a $200 million run-rate from the Roadway acquisition
Note:  2005 through 2008 synergies are current company estimates

Synergy Areas
Pick-up & delivery planning
Dock layout
Manpower planning
Digital dispatch
Implement planning & optimization tools
Exchange of best practices & technology
Operations Optimization
Purchasing card
Forms
Accounts payable volume
Expense management
Capture significant buying power
Use of advanced systems & processes
Procurement
Data centers
Communications systems
Common financials
Data consolidation
Optimize technology infrastructures
Develop common applications
Technology
Legal
Marketing
Human Resources
Finance/Accounting
Exchange best practices & technology
Reduce duplicate staff & functions
Corporate/Back Office
Specific Examples Opportunity Area

Adjusted Operating Income*
(in millions)
Adjusted EPS*
3Q03 3Q04 3Q05 3Q03 3Q04 3Q05
$0.75
Highest quarterly EPS in company history; 11% growth over prior year
Consolidated operating ratio of 93.3%
Record Results in the Third Quarter
$39.1
$119.7
$167.6
$1.38
$1.53
*Adjustments were related to property gains/losses, acquisition and severance charges not considered core operations

57 million Diluted shares
$63 million Interest expense
$8.7 billion Revenue
$5.18 - $5.23 per share EPS
Our full year EPS has increased over 400% in the last four years
Our consolidated operating ratio has improved from 97.9% in 2002 to the upper 93% range in 2005
2002 2003 2004 2005
$1.03
$3.96
$5.18 - $5.23
Full Year 2005 Consolidated Guidance
(forecast)
Adjusted EPS*
*Adjustments were related to property gains/losses, acquisition, spin-off and severance charges not considered core operations
$2.27

Capital Structure/Credit Ratings
Debt to Capital
(net of cash)
Stable BBB- Fitch
Stable Ba1 Moody’s
Stable BBB- S&P
Credit Ratings:
We expect our debt-to-cap to be within our targeted range of around 35% by the end of 2006
9/30/05 12/31/05 12/31/06
45.4%
~44%
~35%

Future Opportunities
Growth
Significant resources, capabilities and market reach
Large customer bases with limited overlap
Continued penetration of premium services
Expansive service offerings
Global expansion
Leverage our strong brands
Continued investments in our distinct brands
Operate networks separately
Capture synergies
Substantial synergy opportunities are unique to Yellow Roadway
Synergies are mostly independent of the economy

This presentation, and oral statements made regarding the subjects of this presentation, contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the
Securities Exchange Act of 1934, as amended. The words “expect,”
“projected,” “estimated,” “anticipated,” “forecasted” and similar expressions are intended to identify forward-looking statements. It is important to note that the company’ s actual future results could differ materially from those projected in such forward-looking statements because of a number of factors, including
(without limitation), inflation, inclement weather, price and availability of fuel, sudden changes in the cost of fuel or the index upon which the company bases its fuel surcharge, competitor pricing activity, expense volatility, ability to capture cost synergies, the company’s ability to improve productivity results at its Roadway Express subsidiary and its resulting effects on efficiencies, service and yield, a downturn in general or regional economic activity, changes in equity and debt markets, effects of a terrorist attack, and labor relations, including (without limitation), the impact of work rules, any obligations to multi-employer health, welfare and pension plans, wage requirements and employee satisfaction.
Forward-Looking Statements